Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of CPI Aerostructures, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 7, 2003
                                   /s/ Edward J. Fred
                                   --------------------
                                   Edward J. Fred
                                   Chief Executive Officer,
                                   President and Secretary
                                   (Principal Executive Officer)


                                   /s/ Anthony M. D'Agostino
                                   -------------------------
                                   Anthony M. D'Agostino
                                   Chief Financial Officer,
                                   (Principal Financial Officer)